UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 30, 2025
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BLACKLINE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
21300 Victory Boulevard, 12th Floor
Woodland Hills, California 91367
(Address of principal executive offices) (Zip Code)
(818) 223-9008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 5, 2025, BlackLine, Inc. (the “Company”) announced that Therese Tucker, Co-CEO and Founder of BlackLine, will transition from her role as Co-CEO, effective October 1, 2025. As of that date, Ms. Tucker will continue to serve as Founder, while Owen Ryan, currently Co-CEO and Chairman, will continue as sole CEO and Chairman of the Company’s board of directors (“Board”). In the Founder role, Ms. Tucker will continue as a member of the Company’s executive team and Board.
In connection with the transition of her role, Ms. Tucker’s base salary will decrease to $460,000 and her annual target bonus percentage will be 80% of her base salary. Ms. Tucker’s outstanding equity awards will continue on their present terms and she will continue to be eligible for equity awards. The Company anticipates entering into a new employment agreement with Ms. Tucker, the material terms of which will be disclosed separately when the new employment agreement is executed.
In connection with his transitioning to serving as the Company’s sole CEO, effective October 1, 2025, Mr. Ryan’s base salary will increase to $600,000 and his annual target bonus percentage will remain the same. Mr. Ryan’s outstanding equity awards will continue on their present terms and he will continue to be eligible for equity awards.
The Company also announced that the Board has named David Henshall as Lead Independent Director, replacing Tom Unterman, effective August 1, 2025. Mr. Henshall has served on the Board since 2024 and is a member of the Compensation Committee and Nominating and Corporate Governance Committee of the Board. Mr. Unterman will continue to serve on the Board, and as a member of the Board’s Compensation Committee and Nominating and Corporate Governance Committee.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press release issued by BlackLine, Inc., dated August 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: August 4, 2025	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer
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